UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2006

AMERICAS WIND ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

33-110052

(Commission File Number)

20-0177856

(IRS Employer Identification No.)

24 Palace Arch Drive, Toronto, Ontario M9A 2S1 Canada

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (416) 233-5670

NORTHWEST PASSAGE VENTURES LTD.

509-207 West Hastings Street, Vancouver, British Columbia V6B 1H7, Canada

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective October 16, 2006, we changed our name to Americas Wind Energy Corporation. We changed our name pursuant to the approval of our board of directors and the holders of a majority of our voting stock, and the filing of a Schedule 14C Information Statement in accordance with Section 14(c) of the Securities Act of 1934.

Item 7.01.	Regulation FD Disclosure

The name change became effective with NASDAQ’s Over-the-Counter Bulletin Board at the opening of trading on October 16, 2006 under the new stock symbol “AWNE”. Our new CUSIP number is 03062Y 10 4.

Item 9.01.	Financial Statements and Exhibits.

99.1        Certificate of Amendment filed with the Secretary of State of Nevada on October 5, 2006 and which is effective October 16, 2006.

99.2	News release dated October 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAS WIND ENERGY CORPORATION

/s/ Harold C.F. Dickout

Harold C.F. Dickout

President, Chief Executive Officer,

Chairman and Director

Date: October 16, 2006